BankersTrustCompany
StyleSelectSeries,Inc
InternationalEquityPortfolio
ProceduresPursuanttoRulel0f-3
QuarterEndedJune30,1998



(1)UnderwriterBT Wolfensohn

(2)NameofIssuerTABLtd

(3)TitleofSecurityTAB

(4)DateofOffering6/22/98

(5)AmountofOffering450,000,000shrs.or$586,000,000

(6)UnitPrice2.10

(7)UnderwritingSpreadorCommission0.04725

(8)DollarAmountofPurchases$48,630

(9)NumberofSharesPurchased38,000

(10)YearsofContinuousOperationN/A

(11)%ofOfferingPurchasedbyPortfolio0.00033%

(12)%ofOfferingPurchasedbyotherPortfolio
oftheFund&other=A13+A14

(13)%ofPortfolioAssetsappliedtothePurchase

(14)IstheAdviser,anySubadviseroranypersonofwhichtheAdviser:Yes

(15)WerePurchasesDesignedasGroupSalesorotherwiseallocated:Yes



BankersTrustCompany
StyleSelectSeries,Inc.
InternationalEquityPortfolio
ProceduresPursuanttoRulel0f-3
MonthofJuly31,1998


(1)UnderwriterBTAlexBrown

(2)NameofIssuerEquant

(3)TitleofSecurityEQU.PA

(4)DateofOffering7/20/98

(5)AmountofTotalOffering26.1mnshrs

(6)UnitPrice161.5FRF

(7)UnderwritingSpreadorCommission4.8495FRF/SHR

(8)DollarAmountofPurchases4X=6$53,8000.00

(9)NumberofSharesPurchased2000

(10)YearsofContinuousOperationOver40YRS

(11)%ofOfferingPurchasedbyPortfolio2000/26.1MN

(12)%ofOfferingPurchasedbyotherPortfolio
oftheFund&otherInvestmentcompanies
advisedbytheAdviseroranySubadviserM.Levy'sgroup:143,600shrs

(13)IstheAdviser,anySubadviseroranypersonofwhich
theAdviserorsubadviserisan"affiliatedperson",
aManagerorCo-ManagerofOffering?Yes

(14)WerePurchasesDesignatedasGroupSalesor
otherwiseallocatedtotheadviser,anySubadviser
oranypersonofwhomtheAdviserorSubadviser
isan"affiliatedperson"?No



BankersTrustCompany
StyleSelectSeries,Inc.
InternationalEquityPortfolio
ProceduresPursuanttoRulel0f-3
MonthEndedOctober31,1998



(1)UnderwriterWarburg/JPM

(2)NameofIssuerSwissComAG

(3)TitleofSecuritySCMN.SW

(4)DateofOffering10/5/98

(5)AmountofTotalOffering22mshrs

(6)UnitPrice340.CHF

(7)UnderwritingSpreadorCommission4.488CHF/SHARE

(8)DollarAmountofPurchases4X=1.343$377,200

(9)NumberofSharesPurchased1490

(10)YearsofContinuousOperationHistoricallyoperationwerepartofSwissPPT,
1ststepinorganizationalrestructuringin1992

(11)%ofOfferingPurchasedbyPortfolio1490shrs/22mshrs

(12)%ofOfferingPurchasedbyotherPortfolio
oftheFund&otherInvestmentcompanies
advisedbytheAdviseroranySubadviserM.Levy'sgroup:226,000shrs

(13)IstheAdviser,anySubadviseroranyperson
ofwhichtheAdviserorsubadviserisan
"affiliatedperson",aManagerorCo-Manager
ofOffering?No
Note:BTAlexInternationalLN-syndicate
Memberonly
(14)WerePurchasesDesignatedasGroupSalesor
otherwiseallocatedtotheadviser,anySubadviser
oranypersonofwhomtheAdviserorSubadviser
isan"affiliatedperson"?No


SunAmericaAssetManagement
StyleSelectMid-CapGrowth
MillerAndersonSherrerd,LLP
10F-3TransactionsfortheQuarterEnded6/30/98
GrossNameofNameof
PurchaseAmountofCommissionTotalTotalPurchaseasPurchaseasAffiliated
Broker/Dealer
DateorPriceCommissionasa%AmountAmounta%a%orBroker/
DealerwhomSecuruities
SecurityTransactionperUnitperUnitofpriceofofferingofpurchaseof
offeringFundAssetsinSyndicatewerePurchased

AmericaOnline6/29/98103.000.000.00	515,000,000	412,000	0.08%1.03%
MorganStanley, DeanWitterLehmanBros


UnitedRoadService5/1/9813.00	0.000.0085,800,00054,6000.06%0.15%
morganStanley,
DeanWitterCSFirstBoston


L-3Communications5/18/9822.000.000.00	132,000,00046,200	0.04%	0.13%
MorganStanley,DeanWitter	Bear,Stearns&Co


GulfstreamAerospace5/12/98	43.000.000.00	774,000,000270,
9000.04%0.77%MorganStanley,DeanWitter	MerrillLynch&Co


ServiceMaster5/11/9828.750.000.00	362,250,000	112,1250.03%	0.32%
MorganStanley,DeanWitter	CSFirstBoston


Young&Rubicam5/11/9825.000.000.00	415,000,000	77,5000.02%	0.22%
MorganStanley,DeanWitter	FurmanSelz


IntlIntegration6/22/9812.000.000.00	42,000,00026,400	0.06%0.07%
MorganStanley,DeanWitter	BTAlex.Brown


SFXEntertainment5/20/9843.25	0.000.00	302,750,000168,675	0.06%	0.48%
MorganStanley,DeanWitter	Bear,Stearns&Co


WasteConnections5/22/9812.00	0.000.00	24,000,0009,6000.04%	0.03%
MorganStanley,DeanWitter	CIBCOppenheimer


NeffCorp5/21/9814.000.(00.00	93,800,00028,000	0.03%0.08%
MorganStanley,DeanWitter	BTAlex.Brown


TricomS.A.5/4/9813.000.000.00	74,100,000	185,9000.25%0.52%
MorganStanley,DeanWitter	Bear,Stearns&Co


HyperionTelecom5/4/9816.000.000.00	200,000,000	97,6000.05%	0.27%
MorganStanley,DeanWitter	SalomonSmith Barney


VerioInc.5/11/9823.000.000.00	126,500,000	46,0000.04%0.13%
MorganStanley,DeanWitterSalomonSmithBarney




SunAmericaAssetManagement
StyleSelectMid-CapGrowth
MillerAndersonSherrerd,LLP
10F-3TransactionsfortheQuarterEnded6/30/98

GrossNameofNameof
PurchaseAmountofCommissionTotalTotal
Purchaseas
PurchaseasAffiliatedBroker/Dealer
DateorPriceCommissionasa%AmountAmounta%a%or
Broker/DealerwhomSecurities
SecurityTransactionperUnitperUnitofpriceofofferingofpurchase
ofofferingFundAssetsinSyndicatewerePurchased


RepublicServicesInc.6/30/9824.000.000.001,320,000,000127,2000.01%0.32%
MorganStanley,DeanWitterDIJ
UltimateSoftwareGroupInc.6/2/9810.000.000.0032,500,00042,0000.13%0.12%
MorganStanley,DeanWitterDLJ



MillerAndersonShefferd,LLP


SunAmericaAssetManagement
StyleSelectMid-CapGrowth
10F-3TransactionsfortheQuarterEnded9/30/98

GrossNameofNameof
PurchaseAmountofCommissionTotal
TotalPurchaseasPurchaseasAffiliated
Broker/Dealer
DateofPriceCommissionasa%AmountAmounta%a%or
Broker/DealerwhomSecurities
SecurityTransactionperUnitperUnitofpriceofofferingof
purchaseofofferingFundAssetsinSyndicatewerePurchased


AtHome8/12/9846.130.000.0
115,312,50055,3500.05%0.14%MorganStanley,DeanWitterMerrillLynch&
Co

RentalServices8/13/9827.310.000.00	75,109,375	122,906	0.16%
0.32%MorganStanley,DeanWitter	MerrillLynch&Co

Broadcast.com7/16/9818.000.000.00	45,000,000
45,0000.10%0.12%MorganStanley,DeanWitterDLJ

AmericanTower7/l/9823.500.000.00	690,312,500	242,0500.04%
0.61%Morgan Stanley,DeanWitter	CSFirstBoston

GlobalCrossing8/13/9819.000.000.00	399,000,000	190,000
0.05%0.49%MorganStanley,DeanWitter	SalomonSmithBarney








SunAmericaAssetManagement
StyleSelec
Mid-CapGrowth
10 F-3 Transactions for the Month Ended 10/31/98

GrossName ofName of
Purchase	Amount
ofCommissionTotalTotalPurchase
asPurchase asAffiliatedBroker/Dealer
Date ofPriceCommissionas a %AmountAmounta %a %
orBroker/Dealerwhom  Securities
SecurityTransactionper Unitper Unitof   priceof   offeringof
purchaseof  offeringFund Assetsin Syndicatewere Purchased

Broadoom Corp.  10/20/9869.000.000.00
207,000,00062,1000.03%0.17%Morgan Stanley, Dean Witter   CS First
 Boston

Morgan Stanley Dean Witter Investment Management
Style Select Series, Inc.
Large-Cap Blend Portfolio
Procedures Pursuant to Rule l0f-3
Month Ended October 31, 1998





(1) Name of UnderwritersMorgan Stanley Dean Witter
Credit Suisse First Boston
Goldman, Sachs & Co.
Merrill Lynch & Co.
Salomon Smith Barney
Schroder & Co. Inc.
J.P. Morgan & Co.
BT Alex Brown

(2) Name of IssuerConoco

(3) Title of SecurityConoco Inc., Class A Common Stock

(4) Date of First OfferingOctober 21, 1998

(5)Amount of Total Offering$3,450,000,000

(6) Unit Price$23.00

(7) Underwriting Spread or Commission$0.9177

  (8) RatingN/A

(9) Maturity DateN/A

(10) Current YieldN/A

(11) Yield to MaturityN/A

(12) Subordination FeaturesN/A

(13)  Nature of issuing Political Entity, if anyIncluding
(14)   in the case of revenue bonds,
  Underlying entity supplying the revenueN/A

(14) Total Par Value of Bonds PurchasedN/A

(15)Dollar Amount of Purchases$29,900

(16) Number of Shares Purchased1,300

(17) Years of Continuous OperationAt least 3

(18) Percentage of Offering Purchased by Portfolio	.001%

(19) Percentage of Offering Purchased by other portfolios of the Trust and other Investment companies advised by the Adviser or any sub-adviser0.16%

	(20)Sum of (18) and (19)0.161%

	(21)Percentage of Portfolio Assets Applied to Purchase0.11%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom
shares/bonds PurchasedMerrill Lynch & Co./Goldman Sachs & Co.

(23)Is the Adviser, any Sub-adviser or any person of which the Adviser or Sub-adviser is an
"affiliated person", a Manager or Co-Manager of the Offering?Yes

(24)Were Purchases Designated as Group Sales or otherwise Allocated to the Adviser, any sub-adviser or any person of whom the Adviser or Sub-adviser is an "affiliated person"?N/A




Morgan Stanley Dean Witter Investment Management
Style Select Series, Inc.
Large-Cap Blend Portfolio
Procedures Pursuant to Rule l0f-3
Month Ended May 31, 1998


1.Name of UnderwritersSalomon Smith Barney
Credit Suisse First Boston
NationsBanc Montgomery Securities LLC
2.Name of IssuerHyperion Telecommunications, Inc.

3.Title of SecurityHyperion Telecommunications, Inc. Class A
Common Stock

4.Date of First OfferingMay 4, 1998

5.Amount of Total Offering$200,000,000

6.Unit Price$16.00

7.Underwriting Spread or Commission$1.00

8.RatingN/A

9.Maturity DateN/A

10.Current YieldN/A

11.Yield toMaturityN/A

12.Subordination FeaturesN/A

13.Nature of issuing Political Entity
Including in the case of revenue bonds,
Underlying entity supplying the revenueN/A

14.	Total Par Value of Bonds PurchasedN/A

15.	Dollar Amount of Purchases	$14,400

16.	Number of Shares Purchased900

17.	Years of Continuous OperationAt least 3


18.	Percentage of Offering Purchased by Portfolio.007%

19.	Percentage of Offering Purchased by other
  portfolios of the Trust and other Investment companies advised by the Adviser or any sub-adviser0.157%

20.	Sum of (18) and (19)0.164%

21.	Percentage of Portfolio Assets Applied to
 Purchase0.05%

22.	Name(s) of Underwriter(s) or Dealer(s) from
Whom shares/bonds PurchasedSalomon Smith Barney

23. Is the Adviser, any Sub-adviser or any person of which the Adviser or Sub-adviser is an "affiliated person", a Manager or Co-Manager of the Offering?No

24.Were Purchases Designated as Group Sales or otherwise Allocated to the Adviser, any sub-adviser or any person of whom the Adviser or Sub-adviser is an "affiliated person"? N/A




Morgan Stanley Dean Witter Investment Management
Style Select Series, Inc.
Large-Cap Blend Portfolio
Procedures Pursuant to Rule l0f-3
Month Ended May 31, 1998




(1)Name of UnderwritersGoldman, Sachs & Co.
Lehman Brothers
Bear, Stearns & Co. Inc.
Cowen & Company
Morgan Stanley Dean Witter
Prudential Securities Incorporated

(2)Name of IssuerSFX Entertainment Inc.

(3)Title of Security SFX Entertainment Inc. Class A Common Stock

(4)Date of First OfferingMay 20,1998

(5)Amount of Total Offering$302,750,000

(6)Unit Price$43.25

(7)Underwriting Spread or
   Commission$2.38

(8)RatingN/A

(9)Maturity DateN/A

(10)Current YieldN/A

(11)Yield to MaturityN/A

(12)Subordination FeaturesN/A

(13)Nature of issuing Political Entity, if anyN/A
  Including in the case of revenue bonds,
  Underlying entity supplying the revenue

(14)Total Par Value of Bonds PurchasedN/A

(15)Dollar Amount of Purchases$95,150

(16)Number of Shares Purchased2,200

(17)	Years of Continuous OperationAt least 3

(18)   Percentage of Offering Purchased by Portfolio .03%

(19)	Percentage of Offering Purchased by other
 portfolios of the Trust and other Investment
companies advised by the Adviser or any
sub-adviser                                   2.75%

(20)    Sum of (18) and (19)             2.78%

   (21)   Percentage of Portfolio Assets Applied to Purchase.30%

(22)   Name(s) of Underwriter(s) or Dealer(s) from whom
shares/bonds Purchased         Goldman Sachs & Co.

(23) Is the Adviser, any Sub-adviser or any person of which the Adviser or Sub-adviser is an
"affiliated person",
 a Manager or Co-Manager of the Offering? Yes

(24) Were Purchases Designated as Group Sales or otherwise Allocated to the Adviser, any sub-adviser or any person of whom the Adviser
         or Sub-adviser is an "affiliated person"?  N/A


Morgan Stanley Dean Witter Investment Management
Style Select Series, Inc.
Large-Cap Blend Portfolio
Procedures Pursuant to Rule l0f-3
Month Ended May 31, 1998



	1.Name of UnderwritersA.G. Edwards & Sons, Inc.
	Donaldson, Lufkin &  Jenrette
	Morgan Stanley Dean Witter
	Chase Securities Inc.
	Conning & Company

	2.Name of IssuerReinsurance Group of America

	3.Title of Security Reinsurance Group of America, Inc. Non-Voting
	Common Stock

	4.Date of First OfferingJune 5, 1998

	5.Amount of Total Offering$202,100,000

	6.Unit Price$47.00

	7.Underwriting Spread or Commission$1.9975

	8.RatingN/A

	9.Maturity DateN/A

IO. Current YieldN/A

II. Yield to MaturityN/A

12. Subordination FeaturesN/A

13. Nature of issuing Political Entity, if anyN/A
Including in the case of revenue bonds,
Underlying entity supplying the revenue

14. Total Par Value of Bonds PurchasedN/A

15. Dollar Amount of Purchases$75,200


16. Number of Shares Purchased1,600

17. Years of Continuous OperationAt least 3

18. Percentage of Offering Purchased by Portfolio.037%

19.Percentage of Offering Purchased by other portfolios of the Trust and other Investment companies advised by the Adviser or any sub-adviser8.909%

20. Sum of (I 8) and (I 9)8.946%

21. Percentage of Portfolio Assets Applied to
Purchase0.24%

22.Name(s) of Underwriter(s) or Dealer(s) from Whom shares/bonds Purchased A.G Edwards & Sons, Inc.

23.Is the Adviser, any Sub-adviser or any person of which the Adviser or Sub-adviser is an "affiliated person", a Manager or Co-Manager of the Offering.? Yes

24.Were Purchases Designated as Group Sales or otherwise Allocated to the Adviser, any sub-adviser or any person of whom the Adviser or Sub-adviser is an "affiliated person"?N/A






Morgan Stanley Dean Witter Investment Management
Style Select Series, Inc.
Large-Cap Blend Portfolio
Procedures Pursuant to Rule l0f-3
Month Ended September 30, 1998



(1)Name of UnderwritersA.G. Edwards & Sons, Inc.
Donaldson, Lufkin &  Jenrette
Morgan Stanley Dean Witter
Chase Securities Inc.
Conning & Company

(2)Name of Issuer Reinsurance Group of America, Incorporated

(3)Title of SecurityReinsurance Group of America, Incorporated,
Non-Voting Common Stock

(4)Date of First OfferingJune 5, 1998

(5)Amount of Total Offering$202,100,000

(6)Unit Price$47.00

(7)Underwriting Spread or Commission$1.9975

(8)RatingN/A

(9)Maturity DateN/A

(10)Current YieldN/A

(11)Yield to MaturityN/A

(12)Subordination FeaturesN/A

(13)Nature of issuing Political Entity, if anyN/A
Including in the case of revenue bonds,
Underlying entity supplying the revenue

(14)Total Par Value of Bonds PurchasedN/A

(15)Dollar Amount of Purchases$75,200

(16)Number of Shares Purchased1,600

(17)Years of Continuous OperationAt least 3

(18)Percentage of Offering Purchased by Portfolio.04%

(19)Percentage of Offering Purchased by other portfolios of the Trust and other Investment companies advised by the Adviser or any sub-adviser 8.91%

(20)     Sum of (18) and (19)8.95%

(21)Percentage of Portfolio Assets Applied to
Purchase  .25%

(22)  Name(s) of Underwriter(s) or Dealer(s) from
        Whom shares/bonds PurchasedA.G. Edwards & Sons, Inc.

(23)Is the Adviser, any Sub-adviser or any person
of which the Adviser or Sub-adviser is an "affiliated person",
 a Manager or Co-Manager of the Offering?           Yes

(24)Were Purchases Designated as Group Sales or otherwise Allocated to the Adviser, any sub-adviser or any person of whom the Adviser
or Sub-adviser is an "affiliated person"? N/A


T. Rowe Price
Style Select Series, Inc.
International Equity Portfolio
Affiliated Underwritings (Rule l0f-3)
Month Ended October 31, 1998



1.  Security NameNTT Mobile Communication Network

2.  Name of Underwriter from Goldman Sachs
whom Purchased

3.  Name of Affiliated Participating DealerOrd Minnett

4.  Date of Offering12 October 1998

5.  Amount of Total Offering525,000 shares

6.  Purchase Price (net of fees and expenses)Yen 3,900,000

7.  Offering PriceYen 3,900,000

8.  Commission1.64%

9.  Dollar AmountUS$ 33,291

10.  % of Assets of Fund*0.11%

11.  Shares Purchased1 share

12.  % of Offering Purchased 0.0002%

13.  Seasoned or Unseasoned Seasoned

14.  Manager or Co-ManagerYes



  % of Assets is based on 10/31/98 market value not trade date market
  value


T. Rowe Price
Style Select Series, Inc.
International Equity Portfolio
Affiliated Underwritings (Rule l0f-3)
Month Ended June 30, 1998


1.  Security NameAMP Limited Ordinary Shares

2. Name of Underwriter Credit Suisse First Boston from whom Purchased

3.  Name of Affiliated Participating DealerOrd Minnett

4.  Date of Offering18 June 1998

5.  Amount of Total Offering150,000,000 shares

6.  Purchase Price (net of fees and expenses)A$ 18.70

7.  Offering PriceA$ 23

8.  Commission1.75%

9.  Dollar AmountUS$ 23,775

10.  % of Assets of Fund*.08%

11.  Shares Purchased2,000 shares

12.  % of Offering Purchased .001%

13.  Seasoned or Unseasoned Seasoned

14.  Manager or Co-ManagerYes




% of assets is based on 6/30/98 market value, not trade date market value

1